SECURITIES AND EXCHANGE
                                   COMMISSION
                           Washington, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 27, 2004
                Date of Report (Date of earliest event reported)

                           HEARTLAND BANCSHARES, INC.
               (Exact name of issuer as specified in its charter)

             Indiana               333-32245              35-2017085
            (State or other   (Commission File Number)    (IRS Employer
            jurisdiction of                               Identification Number)
            incorporation)


            420 North Morton Street                        46131
            Franklin, Indiana                              (Zip Code)
            (Address of principal
            executive offices)



          Issuer's telephone number, including area code (317) 738-3915

Item 12. Results of Operations and Financial Condition.

On April 27, 2004, Heartland Bancshares, Inc. (the "Company"), issued a press release announcing its results for the quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 12 or incorporated by reference herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEARTLAND BANCSHARES, INC.

                                       By: /s/ Steven L. Bechman
                                       Steven L. Bechman,
                                       Chief Executive Officer and President



                                           Dated: April 27, 2004

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
99.1                    Press release issued by the Company on April 27, 2004
                        announcing first quarter 2004 results of operations